Report of Independent Registered
Public Accounting Firm
To the Board of Trustees and
Shareholders of Old Mutual Funds
I:
In planning and performing our
audits of the financial statements of
Old Mutual Asset Allocation
Conservative Portfolio, Old Mutual
Asset Allocation Balanced Portfolio,
Old Mutual Asset Allocation
Moderate Growth Portfolio, Old
Mutual Asset Allocation Growth
Portfolio, Old Mutual Analytic Fund,
Old Mutual Copper Rock Emerging
Growth Fund, and Old Mutual
International Equity Fund
(constituting Old Mutual Funds I,
hereafter referred to as the "Funds")
as of and for the year ended July
31, 2011, in accordance with the
standards of the Public Company
Accounting Oversight Board (United
States), we considered the Funds'
internal control over financial
reporting, including controls over
safeguarding securities, as a basis
for designing our auditing
procedures for the purpose of
expressing our opinion on the
financial statements and to comply
with the requirements of Form N-
SAR, but not for the purpose of
expressing an opinion on the
effectiveness of the Funds' internal
control over financial reporting.
Accordingly, we do not express an
opinion on the effectiveness of the
Funds' internal control over financial
reporting.
The management of the Funds is
responsible for establishing and
maintaining effective internal control
over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A fund's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A fund's internal control over financial reporting includes those policies and procedures that
(1) pertain to the maintenance of
records that, in reasonable detail,
accurately and fairly reflect the
transactions and dispositions of the
assets of the fund; (2) provide
reasonable assurance that
transactions are recorded as
necessary to permit preparation of
financial statements in accordance
with generally accepted accounting
principles, and that receipts and
expenditures of the fund are being
made only in accordance with
authorizations of management and
trustees of the fund; and (3)
provide reasonable assurance
regarding prevention or timely
detection of unauthorized
acquisition, use or disposition of a
fund's assets that could have a
material effect on the financial
statements.
Because of its inherent limitations,
internal control over financial
reporting may not prevent or detect
misstatements.  Also, projections of
any evaluation of effectiveness to
future periods are subject to the risk
that controls may become
inadequate because of changes in
conditions, or that the degree of
compliance with the policies or
procedures may deteriorate.
A deficiency in internal control over
financial reporting exists when the
design or operation of a control
does not allow management or
employees, in the normal course of
performing their assigned functions,
to prevent or detect misstatements
on a timely basis.  A material
weakness is a deficiency, or a
combination of deficiencies, in
internal control over financial
reporting, such that there is a
reasonable possibility that a material
misstatement of the Funds' annual
or interim financial statements will
not be prevented or detected on a
timely basis.
Our consideration of the Funds'
internal control over financial
reporting was for the limited
purpose described in the first
paragraph and would not
necessarily disclose all deficiencies
in internal control over financial
reporting that might be material
weaknesses under standards
established by the Public Company
Accounting Oversight Board (United
States).  However, we noted no
deficiencies in the Funds' internal
control over financial reporting and
its operation, including controls over
safeguarding securities, that we
consider to be material weaknesses
as defined above as of July 31,
2011.
This report is intended solely for the
information and use of the Board of
Trustees, management and the
Securities and Exchange and is not
intended to be and should not be
used by anyone other than these
specified parties.



PricewaterhouseCoopers LLP